EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that, to his knowledge, the quarterly report on Form 10-Q (the “Report”) of ANTs software inc., a Delaware corporation (the “Company”), for the quarter ended June 30, 2006:

1.  Fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is being provided pursuant to 18 U.S.C. 1350 and is not to be deemed a part of this Report, nor is it to be deemed to be “filed” for any purpose whatsoever.

Date: August 14, 2006	/s/ Kenneth Ruotolo
Kenneth Ruotolo, Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company, and will be retained by the Company, and furnished to the Securities and Exchange Commission upon request.